UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2018

Global Indemnity Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34809	98-1304287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27 Hospital Road George Town, Grand Cayman KY1-9008, Cayman Islands	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-0100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 13, 2018, the Company held its 2018 Annual General Meeting. The proposals submitted to a vote of the shareholders at the meeting are described in detail in the Company’s Proxy Statement. The final results of voting for each matter are as follows:

Proposal 1: Election of directors

The following individuals were elected to the Company’s Board of Directors to hold office for the term expiring at the 2019 Annual General Meeting of shareholders or until their successors are duly elected and qualified:

	Votes For	Votes Against	Abstain	Broker non-votes
Saul A. Fox	47,580,430	2,088,480	1,935	402,975
Joseph W. Brown	49,631,444	36,953	2,448	402,975
Seth J. Gersch	49,656,172	12,404	2,269	402,975
John H. Howes	49,251,691	416,885	2,269	402,975
Jason B. Hurwitz	49,653,043	8,847	8,995	402,975
Bruce R. Lederman	49,253,107	415,469	2,269	402,975
Cynthia Y. Valko	49,654,490	14,599	1,756	402,975

Proposal 2: To act on a matter concerning Global Indemnity Reinsurance Company, Ltd.

A.	Election of directors and alternate director of Global Indemnity Reinsurance Company, Ltd.

The following individuals were elected to Global Indemnity Reinsurance Company Ltd.’s Board of Directors:

	Votes For	Votes Against	Abstain	Broker non-votes
Stephen Green	49,665,949	4,124	772	402,975
Terence J. Power	49,664,786	3,039	3,020	402,975
Cynthia Y. Valko	49,662,715	6,374	1,756	402,975
Marie-Joelle Chapleau (alternative director)	49,665,550	3,539	1,756	402,975
Grainne Richmond (alternative director)	49,666,050	3,039	1,756	402,975

B.	To ratify the appointment of Ernst & Young, Ltd., Hamilton, Bermuda, as the independent auditor of Global Indemnity Reinsurance Company, Ltd.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
50,072,564	-	1,256	-

Proposal 3: To ratify the appointment of the Company’s independent auditors and to authorize the Company’s Board of Directors, acting through its Audit Committee to determine its fees.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
50,019,605	52,959	1,256	-

Proposal 4: To approve the Global Indemnity Limited 2018 Share Incentive Plan:

Votes For	Votes Against	Abstain	Broker non-votes
46,580,648	3,088,767	1,430	402,975

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

10.1	Description of the Global Indemnity Limited 2018 Share Incentive Plan

10.2	Global Indemnity Limited 2018 Share Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity Limited

Date: June 14, 2018	By:	/s/ Thomas M. McGeehan
Name: Thomas M. McGeehan
Title: Chief Financial Officer